UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2021 (October 11, 2021)

CGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1111 South Roop Street, #100

Carson City, NV 89702

Tel: +63 28 4412 083

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

CGS INTERNATIONAL, INC.

Form 8-K

Current Report

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

Introduction

On a current report on Form 8-K, on October 11, 2021, CGS International, Inc. (the “Company”) announced the closing of an Asset Purchase Agreement (“Purchase Agreement”) between the Company and Ramon Mabanta (d.b.a. World Agri Minerals) (“WAM”) pursuant to which the Company acquired all the assets of WAM (the “Acquisition”). WAM operations focus on pursuing the formulation, manufacturing, sales, marketing and distribution of its commercial agriproduct GENESIS 89™ and GENESIS 89™ Gold, which are unique formulations of a commercial agriproduct using a natural process where minerals are extracted from deep-ocean deposits and combined with additional organic ingredients resulting in the GENESIS 89™ and GENESIS 89™ Gold.

A description of the specific terms and conditions of the acquisition are set forth in the Purchase Agreement, which was originally disclosed on Form 8-K filed with the Commission on September 29, 2021 as Exhibit 10.01 and the Bill of Sale and Assignment Agreement which was originally disclosed on Form 8-K filed with the Commission on October 12, 2021 as Exhibit 10.01, both of which are incorporated herein by reference.

As such, we have determined that as of October 11, 2021, we are no longer a “shell company” for reasons fully set-forth below with such determination being based upon the fact that we have more than nominal assets, other than cash and more than nominal operations. Accordingly, Items 2.01(f) and 5.01(a)(8) of Form 8-K provide that if the registrant was a shell company, as we were, immediately before the transaction disclosed herein, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act. The following information is intended to fulfill this requirement.

The financial information in the Company’s: (i) Form 10-Q for the period ended July 31, 2021, as filed with the SEC on September 13, 2021; (ii) Form 10-K for the period ended April 30, 2021, as filed with the SEC on August 18, 2021; (iii) Form 10-Q for the period ended January 31, 2021, as filed with the SEC on August 3, 2021; (iv) and, Form 10-Q for the period ended October 31, 2020, as filed with the SEC on August 3, 2021, are hereby incorporated herein by this reference.

Accordingly, and as a matter of law, upon the closing of the Purchase Agreement, the Company is no longer considered a “shell company” as that term is defined in Rule 405 of the Securities Act of 1933, as amended. Rule 405 provides that:

Shell company. The term shell company means a registrant, other than an asset-backed issuer as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

(1)	No or nominal operations; and
(2)	Either:
	(i)	No or nominal assets;
	(ii)	Assets consisting solely of cash and cash equivalents; or,
	(iii)	Assets consisting of any amount of cash and cash equivalents and nominal other assets.

Note: For purposes of this definition, the determination of a registrant’s assets (including cash and cash equivalents) is based solely on the amount of assets that would be reflected on the registrant’s balance sheet prepared in accordance with generally accepted accounting principles on the date of that determination.

2

The information provided in this section captioned “Introduction” related to the Purchase Agreement is incorporated by reference into this Item 5.06. We have included the information that would be required if the registrant were filing a general form for registration of securities on Form 10, including a complete description of the business and operations of the Company, such information can be found below.

FORM 10 DISCLOSURE

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect our company and to take advantage of the “safe harbor” protection for forward-looking statements that applicable federal securities law affords.

From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual, or potential future earnings, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: international pandemics, general economic or industry conditions, nationally and/or in the communities in which our company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should carefully consider the Risk Factors and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the United States Securities and Exchange Commission (the “SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

3

ITEM 1. BUSINESS

Corporate History

On April 17, 2012, Mr. Vagner Gomes Tome, our former president and sole director, incorporated the Company in the State of Nevada under the name Line Up Advertisement, Inc. On May 23, 2013, the Company accepted the resignation of Vagner Gomes Tome as the sole director and officer of the Company and appointed Joelyn Alcantara to serve in his stead. Thereafter, on April 25, 2017, Ms. Joelyn Alcantara resigned from all positions with the Company, including those of President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Sole-Director. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On April 25, 2017, Mr. Francisco Ariel Acosta was appointed as the sole member of the Company’s Board of Directors and as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary.

On October 23, 2017, the Company closed on an Asset Acquisition Agreement (the “Original Agreement”) with Thomas Li, an individual and Nathan Xian, an individual (collectively Mr. Li and Mr. Xian are refereed to hereinafter as the “Inventors”). The Company purchased those assets owned by Inventors relating to Inventor’s development, sales, marketing, and distribution of Unmanned Ariel Vehicles (“UAV” or “Drones”) including but not limited to patents, trademarks, know-how, trade secrets, supply lists and other assets and intellectual property of any kind, relating directly or indirectly to the manufacturing, sales, and distribution of the Drones (the “Acquired Assets”). The Company was to acquire one hundred percent (100%) of the Acquired Assets in exchange for the issuance of an aggregate of 60,000,000 restricted shares of the Company’s common stock (“TACC Shares”) to the Inventors (the “Purchase Price”).

Additionally, pursuant to the terms and conditions of the Original Agreement, the following changes to the Management of the Company occurred:

•	As of October 23, 2017, Francisco Ariel Acosta resigned from all positions with the Company, including but not limited to those of President, Chief Executive Officer, Secretary and Director.
•	As of October 23, 20017, Thomas Li was appointed a member of the Company’s Board of Directors and as the Company’s President, Chief Executive Officer.
•	As of October 23, 20017, Nathan Xian was appointed a member of the Company’s Board of Directors and Chief Financial Officer and Secretary.

On October 4, 2017, the Company changed its name from Line Up Advertisement, Inc. to Tactical Services, Inc. to reflect the new business direction of the Company.

However, on August 24, 2018, the Company and the Inventors entered into a Termination Agreement (the “Termination Agreement”), terminating the Original Agreement. The Termination Agreement was the direct result of a material breach of the terms and conditions of the Original Agreement. Specifically, the Inventors, pursuant to Section 2.01 of the Original Agreement, were to “sell, transfer, convey, assign and deliver…” various assets to the Company. As of the date thereof, the Inventors were unsuccessful in fulfilling their obligations under the terms and conditions of the Original Agreement. The effect of the Termination Agreement was that the Original Agreement was rendered null and void and of no legal effect whatsoever, without any liability or obligation on the part of the parties to the Original Agreement.

Accordingly, Mr. Li and Mr. Xian resigned from all positions with the Company effective as of August 24, 2018, and Mr. Francisco Ariel Acosta was re-appointed as the sole member of the Company’s Board of Directors and as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary.

On June 1, 2021, our Board of Directors approved a reverse stock split of our issued and authorized shares of common stock on the basis of 400 old shares for one (1) new share. When completed, our issued and outstanding capital decreased from 76,000,000 shares of common stock to 190,000 shares of common stock. The $0.001 par value of our common shares remained unchanged. Also on June 1, 2021, our board of directors approved changing our corporate name from Tactical Services, Inc. to CGS International, Inc. On June 7, 2021, we filed a Certificate of Change Pursuant to NRS 78.209 reflecting the reverse stock split and, as part of the Certificate for Reinstatement, we filed an Application for Reinstatement or Revival form changing our name to CGS International, Inc., thereby effectively amending our Articles of Incorporation.

4

On September 29, 2021, CGS International, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Ramon Mabanta, an individual (d.b.a. World Agri Minerals) (“WAM”), pursuant to which Company would eventually acquire all the assets of WAM. WAM operates as a sole-proprietorship whose operations focus on pursuing the formulation, manufacturing, sales, marketing distribution of its premiere commercial agriproduct GENESIS 89™ and GENESIS 89™ Gold, which is a unique formulation and packaging of a commercial agriproduct using a natural processes whereby minerals are extracted from deep-ocean deposits and combined with additional organic ingredients resulting in the GENESIS 89™ and GENESIS 89™ Gold being: (i) properly balanced, readily bioavailable, formulas that are shipped as concentrate to commercial growers; (ii) ready-to-use products for the both the amateur and commercial retail market; and, (iii) Genesis 89™ Gold is being blended specifically for use and deployment in the cannabis industry. GENESIS 89™ and GENESIS 89™ Gold provide assurance and insurance to the end-user that crops do not require conventional pesticides, producing an eco-friendlier organic product for the consumer. The aggregate purchase price for the assets of WAM is 30,000,000 restricted shares (the “Shares”) of the Company’s common stock (the “Purchase Price”) which shall be paid upon Closing of the Purchase Agreement. Each of Company and WAM have made customary representations, warranties, covenants, and indemnities in connection with the Acquisition. The closing of the Purchase Agreement shall occur once WAM provides the Company a bill of sale and assignment agreement relating to the sale and transfer of 100% of the assets contemplated by the Purchase Agreement and the Company provides WAM the Purchase Price (the “Closing”).

On October 11, 2021 (the “Closing Date”), CGS International, Inc. (the “Company”) and Ramon Mabanta, an individual (d.b.a. World Agri Minerals) (“WAM”) entered into a Bill of Sale and Assignment Agreement effectuating the Closing that certain Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company and WAM, pursuant to which the Company acquired all the assets of WAM, (the “Acquisition”). WAM operates as a sole-proprietorship whose operations focus on pursuing the formulation, manufacturing, sales, marketing distribution of its premiere commercial agriproduct GENESIS 89™ and GENESIS 89™ Gold, which is a unique formulation and packaging of a commercial agriproduct using a natural processes whereby minerals are extracted from deep-ocean deposits and combined with additional organic ingredients resulting in the GENESIS 89™ and GENESIS 89™ Gold being: (i) properly balanced, readily bioavailable, formulas that are shipped as concentrate to commercial growers; (ii) ready-to-use products for the both the amateur and commercial retail market; and, (iii) Genesis 89™ Gold is being blended specifically for use and deployment in the cannabis industry. GENESIS 89™ and GENESIS 89™ Gold provide assurance and insurance to the end-user that crops do not require conventional pesticides, producing an eco-friendlier organic product for the consumer. The aggregate purchase price for the assets of WAM is 30,000,000 restricted shares (the “Shares”) of the Company’s common stock (the “Purchase Price”) which were paid upon the closing of the Purchase Agreement. Each of Company and WAM have made customary representations, warranties, covenants, and indemnities in connection with the Acquisition.

A description of the specific terms and conditions of the acquisition are set forth in the Purchase Agreement, which was originally disclosed on Form 8-K filed with the Commission on September 29, 2021, as Exhibit 10.01 and the Bill of Sale and Assignment Agreement which was originally disclosed on Form 8-K filed with the Commission on October 12, 2021, as Exhibit 10.01, both of which are incorporated herein by reference.

Emerging Growth Company

We are an Emerging Growth Company as defined in the Jumpstart Our Business Startups (“JOBS”) Act.

We shall continue to be deemed an emerging growth company until the earliest of

(A)

the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1,000,000,000 (as such amount is indexed for inflation every 5 years by the Commission to reflect the change in the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics, setting the threshold to the nearest 1,000,000) or more;

(B)	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

(C)	the date on which such issuer has, during the previous 3-year period, issued more than $1,000,000,000 in non-convertible debt; or

(D)	the date on which such issuer is deemed to be a ‘large accelerated filer’, as defined in section 240.12b -2 of title 17, Code of Federal Regulations, or any ‘successor thereto’.

As an emerging growth company, we are exempt from Section 404(b) of Regulation S-K. Section 404(a) requires Issuers to publish information in their annual reports concerning the scope and adequacy of the internal control structure and procedures for financial reporting. This statement shall also assess the effectiveness of such internal controls and procedures.

Section 404(b) requires that the registered accounting firm shall, in the same report, attest to and report on the assessment on the effectiveness of the internal control structure and procedures for financial reporting.

As an emerging growth company, we are exempt from Section 14A (a) and (b) of the Securities Exchange Act of 1934 which require the shareholder approval of executive compensation and golden parachutes.

We have elected not to opt out of the extended transition period for complying with any new or revised accounting standards pursuant to Section 107(b) of the JOBS Act.

Business Overview

Upon closing of the transaction as discussed above, the Company acquired the formulation, manufacturing, sales, marketing, and distribution of a commercial agriproduct, known and marketed under the brand name GENESIS 89™. GENESIS 89™ is a unique formulation and packaging of a commercial agriproduct using a natural process whereby minerals are extracted from deep-ocean deposits and combined with additional organic ingredients. GENESIS 89™ is a: (i) properly balanced, readily bioavailable, formula that can be shipped as concentrate to commercial growers; and, (ii) ready-to-use product for the both the amateur and commercial retail market. GENESIS 89™ was introduced in the Philippines in February 2019.

By and through WAM, we are also the exclusive-worldwide agent for all GENESIS 89™ products.

While GENESIS 89™ targets commercial growers and the like, GENESIS 89™ GOLD is being blended specifically for use and deployment in the cannabis industry. GENESIS 89™ and GENESIS 89™ GOLD are both formulated to provide assurance to the end-user that their crops do not require conventional pesticides, which will allow the production of an eco-friendlier organic product for the consumer.

Our premium organic growth supplements, GENESIS 89™ and GENESIS 89™ GOLD, can be applied as a soil amendment and/or foliar spray. Our products contain over 80 different trace minerals and contain unique proprietary blends of these organic trace minerals. We are confidently pressing forward to become the premier, 100% organic, ocean-based mineral plant food used today.

Currently GENESIS 89™ and GENESIS 89™ GOLD are our first deliverable commercial agricultural products. Several other products are currently being examined and developed for the commercial and possible retail agriculture marketplace.

5

The GENESIS 89™ product line boasts the highest concentration of seawater-harvested minerals available on the commercial and even the retail market. Through its current products, GENESIS 89™ and GENESIS 89™ GOLD or our products still in the research and development phase, the Company is positioned to gain market share within the upward-trending organic Agri-farming, as well as the Hemp and Cannabis industry. Additionally, we have already identified several international distributors whose agriculture requirements meet demand for the Company’s products. Moving forward, the Company will seek to develop and/or evaluate other agriproducts with the intention of expand our line of organic agriproducts. We envision that each product we acquire, market, or sell will consist of organic plant nutrients that hope to change the way the agriculture industry grows and fertilizes crops.

The food landscape across Western industrialized as well as Third-World nations is changing dramatically. It is trending toward more transparency, placing greater emphasis on organically grown products. Furthermore, organic green gardening is growing rapidly, with one of the most relevant reasons being the changing consumer attitude and landscape towards the use of harmful herbicides and pesticides. Simply put, organic agriculture is the future of our food supply, whether it’s applied in the initial process by the commercial grower, or in stores or grown at home. The Company believes that these trends support its mission to help change the attitudes and behaviors surrounding the food that we purchase or that we grow ourselves.

All of our products are, or will be, completely organic, non-toxic, safe for use around pets and children, sustainably harvested, and effective for use on a vast variety of plants.

Our mission is to promote organic growing practices through the production and sales of effective, easy to use, and risk-free growing aids, making organic gardening simple and accessible to all. In doing so, we are committed to environmental sustainability in each and every product and practice, from production and marketing to our day-to-day business.

We believe we have identified a potentially major gap in the market for commercial farmers, would-be organic gardeners, and environmentally conscious consumers. The Company is the sole and exclusive owner of a product line of custom blended liquid organic fertilizers under the brand name “GENESIS 89™” that are based on proprietary formulas of trace minerals. The Company plans to capture market share in the organic farming industry by focusing on commercial, individual, and household gardeners, and then growing organically with grassroots marketing. The Company produces premium organic growth supplements for plants that can be applied as a soil amendment and/or foliar spray. The product contains a proprietary blend of trace minerals1, micronutrients2, micro-flora3, and micro-fauna4. When applied, our product stimulates microbial life and releases nutrients into the soil that increase immunity, fight disease, and ultimately enhance plant growth.

Our initial product line has unique proprietary trace mineral formulas designed to benefit different types of plants. In addition to GENESIS 89™, we have uniquely blended our trace minerals in a manner which has significant effect on the Cannabis Plant, we are marketing this product directly to the Cannabis industry under the name “GENESIS 89™ GOLD”.

Using a natural process, minerals are extracted from deep-ocean deposits and combined with additional organic ingredients. The GENESIS 89™ product is a properly balanced, readily available, formula that is shipped as concentrate to the commercial grower. The GENESIS 89™ product is safe and effective for use on all types of plants. The ingredients work together in a symbiotic relationship to provide optimum plant nutrition that both enriches the soil and nourishes the plant. The product contains more than 80 different trace minerals from the periodic table. The proprietary extraction of these minerals provides the GENESIS 89™ product a unique blend of organic trace minerals and boasts the highest concentration of seawater-harvested minerals available on the market.

______________

1 Trace minerals are extremely small amounts of minerals, as in .0001%.

2 Micronutrients are small concentrations of nutrients found inside plants and soil in a natural habitat, such as the jungle or forest.

3 Micro-flora is microscopic living plants.

4 Micro-fauna is microscopic living organisms that promote a healthy immune system in plants, much the same way

6

We are confidently pressing forward as the premier ocean-based mineral plant food on the market.

GENESIS 89™ is completely organic, non-toxic, and is available in concentrate with a convenient ready-to-use liquid formulas suitable for a variety of home gardening needs. It is our vision to supply GENESIS 89™ to everyone from commercial agricultural operations to maintaining everyday houseplants, nourishing fruits, and vegetables, and cultivating vines and hydroponics.

The Research Behind GENESIS 89™ Products

The 2004 Indian Ocean earthquake, and subsequent tsunami that devastated parts of Indonesia, Sri Lanka, India, and Thailand, provided the basis for the research behind the Company’s GENESIS 89™ product line as well as future products. After the tsunami, farmers reported large increases in crop harvests, yielding far more crops than in previous years. These findings lead to the research that supports the development of GENESIS 89™.

When the tsunami hit shores, surging inland, and covering fields, it brought with it an abundance of deep ocean minerals that soaked into the soils. The monsoon that followed soon after washed away the excess sodium, leaving a rich concentration of minerals that penetrated the earth. This both reenergized and fortified the soil within the fields. Quite literally everything planted in the disaster-struck areas flourished for several harvest seasons thereafter.

The farmers’ harvest results throughout Southeast Asia following the 2004 tsunami, coupled with ongoing research in the years that followed, spurred the creation of GENESIS 89™. Motivated by the desire for clean, organically grown food, it became apparent that for organic gardeners, both commercial and the home grower, there seemed to be little available that served as a sufficient substitute for the traditional 5-4-4 NPK (nitrogen, phosphorus, potassium) fertilizers saturating the commercial and home gardening market. In an effort to find a worthy alternative, many growing methods of simple agrarian cultures were discovered. We found that these methods continually included the use of essential trace minerals to support plant life, fight insects and disease, and increase yield, solidifying the farming results following the 2004 tsunami, and fueling the birth of the GENESIS 89™ product.

7

Safely harvesting those trace minerals and then marketing them for the public is the answer to an immediate market need, and to a variety of global issues surrounding safe and sustainable food production. In the context of plant nutrition, a mineral is a chemical element required as an essential nutrient by organisms to perform functions necessary for life. Research has shown that enriching fertilizers with micronutrients had not only an impact on plant deficiencies but also on humans and animals, through the food chain.

There are seven micronutrients essential to plant growth and health that are only needed in very small quantities. Though these are present in only small quantities, they are all necessary:

•	Boron – believed to be involved in carbohydrate transport in plants; it also assists in metabolic regulation. Boron deficiency will often result in bud dieback.
•	Chlorine – necessary for osmosis and ionic balance; it also plays a role in photosynthesis.
•	Copper – a component of some enzymes. Symptoms of copper deficiency include browning of leaf tips and chlorosis.
•	Iron – essential for chlorophyll synthesis, which is why an iron deficiency results in chlorosis.
•	Manganese – activates some important enzymes involved in chlorophyll formation. Manganese deficient plants will develop chlorosis between the veins of its leaves. The availability of manganese is partially dependent on soil pH.
•	Molybdenum – used by plants to reduce nitrates into usable forms. Some plants use it for nitrogen fixation, thus it may need to be added to some soils before seeding legumes.
•	Zinc – participates in chlorophyll formation and activates many enzymes. Symptoms of zinc deficiency include chlorosis and stunted growth.

With over 80 micronutrients contained in the product that our suppliers harvest from the ocean, our current GENESIS 89™ product contains all these essential trace minerals and much more.

Specialized Skill and Knowledge

The nature of our business requires specialized knowledge and technical skill around trace mineral science and the overall organic green gardening industry in North America and Western Europe, product formulation, quality assurance, manufacturing, ingredient sourcing, and marketing and distributing of functional plants nutrients. Simply put, the industry is rapidly evolving, and we’re keen to participate. Decades of shortsighted industrial farming practices have left our soil damaged, our water polluted, and our food severely depleted of nutrients. Our aim is to inspire logical thinking about the methods we use to grow our food, and to make switching to safe, organic growing practices both simple and fuss free.

As the organic gardening market shows significant growth trends, we believe the GENESIS 89™ product formula will be well positioned to capture a share of this growing market.

Industry Overview

The interest in organically produced food is continuing uninterrupted all round the world. The market is developing positively in most of the Western industrial countries. The 2017 Organic Market Report reveals a 7.1% growth of organic food and drink in the UK, while the non-organic market continues to decline. The industry is now in its fifth consecutive year of sales growth for organic products5. The strengthening consumer segment has been largely responsible for the industry’s recovery, with per capita disposable income and consumer confidence steadily increasing over the period6.

___________

5 https://www.soilassociation.org/certification/market-research-and-data/the-organic-market-report/

6 https://www.ibisworld.com/industry-trends/market-research-reports/retail-trade/building-material-garden- equipment-supplies-dealers/nursery-garden-stores.html

8

Beyond the overall organic food market, growth in organic green gardening is estimated to be in the range of 5-10% annually. One of the most relevant reasons is the changing consumer attitude and landscape towards the use of herbicides and pesticides7

The Garden Media Group’s 2017 report, Grow 365, forecasts that indoor gardening will become more popular and mainstream. The Grow 365 report reflects innovations in indoor gardening technology combined with an increasing demand for ‘clean food’, making it more popular than ever to garden 365 days a year. The report emphasizes the clean food movement and how it is redefining indoor gardening for the modern age. Millennials especially demand to know where food comes from and what’s in it. Now more people are growing their own groceries than ever before. Research indicates 37% of Millennials and 28% of Boomers are growing herbs indoors8. According to the 2017 National Gardening Survey, this growth in indoor gardening has led to a $36.9-billion-dollar DIY yard and garden industry in the US, with Millennials and the growth in food gardening in fact leading the way9.

Looking at these statistics, it’s easy to see the ‘grow your own’ and ‘clean food’ movement is continually strengthening. In no uncertain terms, industry trends indicate a strong push towards retail home gardening products. Product success is now heavily influenced by concerns about user safety and long-term environmental impact. Such concerns will contribute to increased demand for natural and organic lawn and garden products.

In addition to the commercial agricultural farming industry, vegetables, fruits etc., we have discovered that by slightly altering our unique blending process, this new product has a significant effect on the Cannabis/Hemp plant. With the recent legalization of Cannabis in Canada and growing acceptance world-wide, including in the United States, the Cannabis sector is now an area of definite interest for the Company.

The “now legal” Cannabis market is one of rapid growth and we are very aware that there is a requirement for a product which, while rebuilding the plants own immune system, radically promotes the growth, production, and quality of product, while defending the same from the onslaught of such pests as Spider-mites, a well-known industry hazard which at times can run rampant, decreasing production and crop output by as much as 50%. Pest Control is an issue that to date, the only known deterrent has been sprays and fertilizers that although advertised as organic, still contain toxic chemicals. The Cannabis industry in Canada, governed by the Government of Canada, has recently listed 22 toxic-containing products allowable to use.

We believe that GENESIS 89™ GOLD has shown immediate success and continued pest control, as well as, enhancing the plants growing cycle and increased production.

Target Market

The quality of our food is in a rapid decline due to several threatening factors, not the least of which is the overuse of harmful pesticides and chemical fertilizers that, over the years, have depleted the rich mineral content of the soil we depend on so heavily to nourish our trees, plants, and gardens. By replenishing the soil with added minerals, active bacteria, and absent nutrients, we are on our way to repairing our damaged ecosystem and securing the future of our food sources. Eventually, we envision a generation (and hopefully generations) of farmers, families, and individuals, who are using safe and sustainable organic growing methods to grow the food we eat.

It almost goes without saying that the gardening market in North America and UK alone is massive. Organic gardeners used to be thought of as hippies and health nuts from the 1960s and 1970s, but that image is far removed from the reality today. While organic gardeners span both genders and all ages, they have some very distinct traits in common.

___________

7 https://strategyplanone.wordpress.com/2012/03/11/organic-green-opportunities-growing-green-gardening-industry

8 http://www.gardencentermag.com/article/7-trends-to-watch-in-2017/

9 https://gardenresearch.com

9

Our preliminary North America and UK research informs our initial focus to be on the commercial food-farming industry however we do see additional value in several other markets:

•	Millennials
•	Domestic urban gardeners
•	Middle to upper income range

Here’s why…

Millennials are the demographic that are driving the growth of the organic home gardening industry, and they are the demographic using today’s technology; mobile phones, online shopping, social media, etc. And as Baby Boomers continue to retire and move out of large cities, it is the Millennials that are becoming the domestic urban gardeners. Most Millennials with the means to live within large cities and maintain their own urban garden tend to be within the middle to upper income levels.

Competitive Advantage

It’s been said that every generation has something to fight for. We believe that our fight is food. Our initial commercial target market already knows this and is eagerly looking for worthy, risk-free, organic alternatives to harmful fertilizers and pesticides.

We feel that our business has several strengths over our competitors. A breakdown of our strengths is as follows:

•

First to Market. As the first company to premier ocean-harvested trace minerals as plant nutrients, we have a significant head start in the scientific analysis and environmental approval processes that may plague competing companies. Should another company emerge with a similar rival product, we’ve had the advantage of time to develop progressive marketing tactics and to press forward with ongoing product launches to fill our customer’s needs, develop brand awareness, and establish brand loyalty.

•

Convenience. While we will offer our products at a competitive price point, our main competitive factor will be convenience. In the world of organic gardening methods, GENESIS 89™ trace mineral products are super simple to use. Other organic compounds found on the retail market require mixing, dilution, and are unlikely to suit all sizes and types of gardens. In addition, GENESIS 89™ is safe around pets and children, can be safely stored in any living space, making them especially ideal for all levels of commercial and home gardeners.

•

Availability. Other organic gardening products have limited availability. For the large commercial farmers sales will be through strategic international distributors, while the average Urban grower and busy working person, they would need to hit a specialty gardening center to find competing organic gardening products. Both the convenience and packaging of the products will facilitate their sales to both types of growers. Whether through commercial distributors as well as in garden centers, DIY stores, and fine grocery stores, where our urban target customers are more likely to shop.

•

Integrity. Our management team is committed to more than just sales. We are committed to environmental reform through organic agriculture. And we back up our claims. We are establishing our reputation for integrity through the quality of our products, our sustainable business operations and extraction methods, and our community activities. Our supply needs are minimal. We order boxes, bottles, and labels from outside suppliers, and purchase our trace minerals from private third parties. In both cases, we have alternate suppliers who offer competitive price points. Our long-term goal is to operate our own trace mineral extraction operation.

Marketing Strategy

Many consumers are already aware that a shift to organic growing methods is essential to ensure the quality (and availability) of our food but are overwhelmed. Where and how to start? Will it be expensive? Trace minerals solve this dilemma. They provide all the essential nutrients necessary for healthy growth on a cellular level and cause no harm in the process. What’s more, they’re both easy and affordable to obtain using sustainable methods, making them accessible to your average consumer. Their availability in the retail market ensures that the switch to organic growing would be simple, affordable, and risk-free, so that eventually it will become the status quo both commercially and through the urban retail market.

10

GENESIS 89™ product boast two key purchase motivators in the organics industry:

1.	Formula: Our trade-secret trace mineral formula compositions provide optimum bioavailability.

2.

Technology: Research on trace minerals is vast, yet this is the first time it has been introduced and applied as both a commercial and retail product, to stimulate plant growth and as a potential solution to the growing agricultural crisis.

For the Commercial user, we will promote through our licensed distributors. For the future retail market, the Company’s advertising and promotion strategy will be heavily focused on digital marketing. Key elements of the digital marketing strategy are outlined below:

•	Interactive website
•	Social media engagement through Facebook, Pinterest, etc.
•	Search engine optimization with focused keywords

Digital Marketing Strategy

Email Marketing	Social Media Marketing	Online Presence

Advertising	Brand Awareness	Website
Case Studies	Online Voice	Forums
Retention	Conversation	Blogs/Portals
Promotion	with customers	Online ads

11

We plan to create brand awareness through a strong online presence, continuous new product launches, and participation in community events and farmers markets. Our initial marketing plan includes the following activities:

Website. The Company has an initial web presence, however we intend, over the coming months, to develop and publish a newly redesigned website establishing a true web presence. The Company’s website will be an expression to the Company itself: clean, artistic, informative, yet relaxed and friendly. The Company website, located at www.cgsintl.com, which will contain all information about the products we offer. Beyond having customer testimonials, we feel that it is paramount to really convey the benefits of our products, which is why having detailed case studies will be a key component of our website. Our new website will be an ecommerce platform with a fully integrated shopping cart software which allow for online purchases and shipping calculations.

Social Media. The Company will create accounts with Facebook, Pinterest, Twitter, and Instagram to be active within each respective social community to expand social reach. The Company will also maintain an account with the video-sharing site Vimeo. These five social communities will allow the Company to provide images, video, and information to their community of followers. The Company feels that this is the best use of social media, as the images and videos of each case studies really exemplifies and documents the Company’s product benefits and uses and markets the Company in the best possible light.

Case Studies and Sales Tools for Retailers: In addition to the consumer case studies that will be included on our website, case studies are being drawn up in order to present to prospective retailers the effectiveness of our GENESIS 89™ products and how carrying our products would increase sales in their plant departments.

Trade Shows & Farmers Markets: Our presence at home and garden and natural health trade shows will be a key factor in creating brand awareness. We know that the education of potential customers and/or retailers will be the largest obstacle for our initial marketing, so trade shows will allow us to give hands-on presentations to really display the benefits of our products.

Word of Mouth: Each time a customer uses our products in their home gardening it is an advertising opportunity. The reputation that the Company gains from its current and past customers is the driving force behind the Company’s most valuable marketing source. Thus, word of mouth will always be an important form of marketing for the Company. Consistency is the key factor to make sure that every time the Company’s products are used, the same high- quality service is offered to each customer.

Sales Strategy

Phase 1: Will involve planting the Company’s roots within the commercial organic farming industry. The Company will focus on marketing their current products through international distributors and assisting the distributors in educating the farmers on the benefits and use of our products. Marketing of products will heavily focus on promoting the benefits of our trace mineral formulas. The goal will be to have new and potential customers ‘try it once’ so they can see the growth benefits for themselves. While promoting its current product, the Company will continue to develop the products that it has planned for production. This will allow the Company to focus its marketing efforts on one line of products at a time.

Phase 2: Will hopefully mark an increase in capacity for production and distribution of the GENESIS 89™ product line for the urban retail market. The Company then plans to gain shelf space within major retail stores and place a heavy emphasis on developing their ecommerce platform. Although retail distribution has its benefits by being placed in front of the consumer, the Company knows that by developing a streamlined ecommerce platform the margins will allow the Company to reinvest more of its revenue into driving consumers to their ecommerce platform. During Phase 2 the Company will also seek to launch more products into the market. The research and development phase for some of these planned products are just now being completed. The Company plans to launch a direct-to-consumer sales model for these products.

Phase 3: The Company anticipates exploring the possibility of harvesting its own trace minerals from the ocean. This would allow the Company to eliminate a major component of its supply chain for its GENESIS 89™ product line. Once the Company begins to harvest its own trace minerals, it will open the door to larger scale production and potential growth.

12

Governmental Regulation

In addition to the typical regulation of any manufacturing and commercial business, our operations may be subject to state and federal regulations of the cultivation of trace mineral from the ocean and the manufacturing of products intended for organic farming. Our senior management team continuously monitors the development of applicable International and local laws, and the Company engages legal counsel to interpret their laws to ensure we, and our suppliers, are operating in compliance with all applicable laws and permits. We have also adopted an internal policy with the purpose of ensuring that all our service providers continue to stay in compliance with applicable laws and regulations. The objectives of the policy are:

•	To mandate the pre-qualification of all potential contract supply chain organizations through the evaluation of quality standards, including third party product and process testing, and analysis to ensure all non-conforming products, defective products and products which do not meet internal quality assurance and control standards are not used by us to set and maintain quality standards through testing and contract manufacturing inspection services recognized by prevailing industry associations and federal and state regulated bodies;
•	To educate our future employees and customers on supply chain quality assurance and control standards; and,
•	To foster and facilitate supplier and service provider compliance with applicable laws.

Intellectual Property

We intend to rely on intellectual property laws, confidentiality agreements, contractual provisions and similar measures to protect our intellectual properties. Our contracted service providers and members of management are required to sign agreements acknowledging that all intellectual properties created by them on our behalf is owned by us.

Despite our efforts to protect our intellectual properties, unauthorized persons may attempt to obtain our intellectual properties and others may develop similar intellectual properties independently.

Legal Proceedings

None.

Employees

As of the date hereof, we do not have any employees. All officers, executives, advisors, service providers and suppliers serve us as independent consultants, on a fee for services basis.

Mine Safety Disclosures

None.

Reports to Security Holders

We are subject to the reporting and other requirements of the Exchange Act, we intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each fiscal year. We may also file additional documents with the Commission if they become necessary during the Company’s future operations.

13

The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

Item 1A. Risk Factors

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the following risks, together with all the other information in this prospectus, including our financial statements and notes thereto, before you invest in our common stock. If any of the following risks actually materializes, our operating results, financial condition and liquidity could be materially adversely affected. As a result, the trading price of our common stock could decline, and you could lose all or part of your investment.

Risks Related to Our Business and Industry

We have a limited operating history, which makes it difficult to evaluate our current business and future prospects and may increase the risk of your investment.

We are an early-stage commercial agriproduct company with a limited operating history that to date has been focused primarily on research and development, conducting field trials, and building our management team. Investment in agricultural product development is a highly speculative endeavor. It entails substantial upfront research and development investment and there is significant risk that we will not be able to develop and evaluate the agriproducts to expand our line of agriproducts. Moreover, the regulatory pathway for some of our product candidates can be uncertain and could add significant additional cost and time to development. We have not yet generated any revenue from sales of these products.

Our limited operating history may make it difficult to evaluate our current business and our prospects. We have encountered, and will continue to encounter, risks and difficulties frequently experienced by growing companies in rapidly developing and changing industries, including challenges in forecasting accuracy, determining appropriate investments of our limited resources, gaining market acceptance of our agriproducts, managing a complex regulatory landscape and developing new product candidates.

We may also face challenges in scaling our supply chain in a cost-effective manner, as we will rely on contracting private third-party mineral suppliers, logistics and transportation providers in order to get our various products to market. Our current operating model may require changes in order for us to scale our operations efficiently.

We may not be able to fully implement or execute on our business strategy or realize, in whole or in part within our expected time frames, the anticipated benefits of our growth strategies. You should consider our business and prospects in light of the risks and difficulties we face as an early-stage company focused on developing products in the field of agriproducts.

We have never fully commercialized a product candidate and we may lack the necessary expertise, personnel, and resources to successfully commercialize any of our product candidates.

We have never fully commercialized a product candidate. Completion of product development could be protracted, and any products may not be ready for commercial launch for several years, if ever. If we are not able to commercialize our existing or future product candidates on a significant scale, then we may not be successful in building a sustainable or profitable business. Moreover, we expect to price our products based on our assessment of the value that we believe they will provide to end-users, rather than on the cost of production. If end-users attribute a lower value to our products than we do, they may not be willing to pay the prices that we expect to charge. Pricing levels may also be negatively affected if our products are unsuccessful in producing the yields or traits we expect. End-users may also be cautious in their adoption of new products and technologies, with conservative initial purchases and proof of product required prior to widespread deployment.

14

To achieve commercial success of our product candidates, we will have to develop our own sales, marketing, and supply capabilities by outsourcing these activities to third parties. Factors that may affect our ability to commercialize our product candidates on our own include recruiting and retaining adequate numbers of effective sales and marketing personnel, obtaining access to, or persuading adequate numbers of end-users to purchase and use our product candidates and other unforeseen costs associated with creating an independent sales and marketing organization. Developing and maintaining a sales and marketing organization requires significant investment, is time-consuming and could delay the launch of our product candidates. We may not be able to build or maintain an effective sales and marketing organization in North America or other key global markets. If we are unable to find suitable partners for the commercialization of our product candidates, we may have difficulties generating revenue from them.

We will rely on contractual counterparties, and they may fail to perform adequately.

Our commercial strategy depends on our ability to contract with counterparties that provide, and in the future may provide, a variety of production companies, farmers, refiners, transportation and logistics companies and lab equipment service providers. We plan to rely on these third parties to provide services along our supply chain and in our research and development functions. The failure of these counterparties to fulfill the terms of our agreements could cause disruptions in our supply chains, research efforts, commercialization efforts, and otherwise inhibit our ability to bring our products to market at the times and in the quantities as planned. While we may have certain indemnification rights in our contracts with such counterparties, there is no assurance that such indemnification rights will be sufficient to cover any damage to us that would result from a failure of such a counterparty in their contractual arrangements with us.

We face significant competition and many of our competitors have substantially greater financial, technical, and other resources than we do.

The market for agricultural products is highly competitive, and we face significant direct and indirect competition in several aspects of our business. Competition for improving plant growth and fertilization comes from conventional and advanced plant fertilizers, as well as from the development of advanced biotechnology traits. Other potentially competitive sources of improvement in crop yields include improvements in crop protection chemicals, fertilizer formulations, other biotechnology, and information management. Additionally, competition for providing more nutritious ingredients for food companies come from chemical-based ingredients, additives and substitutes, which are developed by various companies. The majority of these competitors have substantially greater financial, technical, marketing, sales, distribution and other resources than we do, such as larger research and development staff, more experienced marketing and manufacturing organizations and more well-established sales forces. As a result, we may be unable to compete successfully against our current or future competitors, which may result in price reductions, reduced margins, and the inability to achieve market acceptance for our products. We expect to continue to face significant competition in the markets in which we intend to commercialize our products.

Many of our competitors engage in ongoing research and development, and technological developments by our competitors could render our products less competitive, resulting in reduced sales compared to our expectations. Our ability to compete effectively and to achieve commercial success depends, in part, on our ability to: control manufacturing and marketing costs; effectively price and market our products; successfully develop an effective marketing program and an efficient supply chain; develop new products with properties attractive to food manufacturers or farmers; and commercialize our products quickly without incurring major regulatory costs. We may not be successful in achieving these factors and any such failure may adversely affect our business, results of operations and financial condition.

Government policies and regulations, particularly those affecting the agricultural sector and related industries, could adversely affect our operations and profitability.

Agricultural production and trade flows are subject to government policies and regulations. Governmental policies and approvals of technologies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives and import and export restrictions on agricultural commodities and commodity products can influence the planting of certain crops, the location and size of crop production, and the volume and types of imports and exports. Future government policies in the United States or in other countries may discourage food manufacturers or farmers from using our products or encourage the use of products more advantageous to our competitors, which would put us at a commercial disadvantage and could negatively impact our future revenues and results of operations.

15

The overall agricultural industry is susceptible to commodity price changes and we, along with our food manufacturing customers and farmer customers, are exposed to market risks from changes in commodity prices.

Changes in the prices of certain commodity products could result in higher overall cost along the agricultural supply chain, which may negatively affect our ability to commercialize our products. We will be susceptible to changes in costs in the agricultural industry as a result of factors beyond our control, such as general economic conditions, seasonal fluctuations, weather conditions, demand, food safety concerns, product recalls and government regulations. As a result, we may not be able to anticipate or react to changing costs by adjusting our practices, which could cause our operating results to deteriorate. We do not engage in hedging or speculative financial transactions, nor do we hold or issue financial instruments for trading purposes.

Our product development efforts require substantial time and resources; these efforts may not be successful, or the rate of product improvement may be slower than expected.

Development of successful agricultural products requires significant levels of investment in research and development, including laboratory, greenhouse, and field testing, to demonstrate their effectiveness and can take several years or more. We intend to continue to invest in research and development, including additional and expanded field testing, to validate our product candidates in real world conditions. Our investment in research and development may not result in significant product revenue over the next several years, if ever. Development of new or improved agricultural products involves risks of failure inherent in the development of products based on innovative and complex technologies. These risks include the possibility that:

•	our products will fail to perform as expected in the field;
•	our products will not receive necessary regulatory permits and governmental clearances in the markets in which we intend to sell them;
•	consumer preferences, which are unpredictable and can vary greatly, may change quickly, making our products no longer desirable;
•	our competitors develop new products that have other more appealing characteristics than our products;
•	our products may be viewed as too expensive as compared to competitive products;
•	our products may be difficult to produce on a large scale or will not be economical;
•	intellectual property and other proprietary rights of third parties will prevent us, our R&D partners, or our licensees from marketing and selling our products;
•	we may be unable to patent or otherwise obtain intellectual property protection for our discoveries in the necessary jurisdictions;
•	we or the end-user may be unable to fully develop or commercialize products containing our products in a timely manner or at all; and,
•	third parties may develop superior or equivalent products.

We may need to raise additional funding, which may not be available on acceptable terms or at all. Failure to obtain this necessary capital when needed may force us to delay, limit or terminate our product development efforts or other operations.

The process of developing and commercializing product candidates is expensive, lengthy, and risky. We expect our research and development expenses to increase substantially as we continue to develop our existing product candidates and identify new product candidates for development. Also, in order to complete the development process, obtain regulatory approval for, if necessary, and commercialize our products, we will require additional funding. Also, our operating plan, including our product development plans, may change as a result of many factors currently unknown to us, and we may need to seek additional funds sooner than planned, through public or private equity or debt financings, government or other third-party funding, marketing and distribution arrangements and other strategic alliances and licensing arrangements, or a combination of these approaches. To commercialize our products, we will require significant working capital to operate our business and maintain our supply chain. To the extent that we raise additional capital through the sale of additional equity or convertible securities, existing ownership interest may be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect your rights as a stockholder. Debt financing, if available, would result in increased fixed payment obligations and a portion of our operating cash flows, if any, being dedicated to the payment of principal and interest on such indebtedness. In addition, debt financing may involve agreements that include restrictive covenants that impose operating restrictions, such as restrictions on the incurrence of additional debt, the making of certain capital expenditures or the declaration of dividends. To the extent we raise additional funds through arrangements with R&D partners or otherwise, we may be required to relinquish some of our technologies, product candidates or revenue streams, license our technologies or product candidates on unfavorable terms, or otherwise agree to terms unfavorable to us. Any additional fundraising efforts may divert our management from their day-to-day activities, which may adversely affect our ability to develop and commercialize our product candidates. In addition, we cannot guarantee that future financing will be available in sufficient amounts or on terms acceptable to us, if at all. If we are unable to obtain funding on a timely basis, we may be required to significantly curtail, delay, or discontinue one or more of our research or product candidate development programs or the commercialization of any product candidate or be unable to expand our operations or otherwise capitalize on our business opportunities, as desired, which could materially affect our business, operating results and prospects and cause the price of the common stock to decline.

16

We expect our business will be highly seasonal and subject to weather conditions and other factors beyond our control, which may cause our sales and operating results to fluctuate significantly.

The sale of plant products is dependent upon planting and growing seasons, which vary from year to year, and are expected to result in both highly seasonal patterns and substantial fluctuations in quarterly sales and profitability. As we have not yet made any sales of our products, we have not yet experienced the full nature or extent to which this business may be seasonal. Weather conditions and natural disasters, such as heavy rains, hurricanes, hail, floods, tornadoes, freezing conditions, drought, or fire, also affect purchasing decisions by end-users, as well as adversely impact the agricultural industry as a whole in various regions. Any of those delays or failures would negatively affect the quarter in which they occur and cause fluctuations in our operating results.

We may expend our limited resources to pursue a particular product candidate and fail to capitalize on product candidates that may be more profitable or for which there is a greater likelihood of success.

We have limited financial and managerial resources. As a result, we may forego or delay pursuit of opportunities with other product candidates that later prove to have greater commercial potential. Our resource allocation decisions may cause us to fail to capitalize on viable commercial products or profitable market opportunities. Our spending on current and future research and development programs and product candidates may not yield any commercially viable products.

We are governed by only one person, Ramon Mabanta, which may lead to faulty corporate governance.

We have a single officer and director who makes all the decisions regarding corporate governance. This includes (executive) compensation, accounting overview, related party transactions and so on. He also has full control over matters that require Board of Directors approval. This may introduce conflicts of interest and prevent the segregation of executive duties from those that require Board of Directors’ approval. This may lead to ineffective disclosure and accounting controls. Non-compliance with laws and regulations may result in fines and penalties. We have not implemented various corporate governance measures, nor have we adopted any independent committees as we presently do not have any independent directors.

Since substantially all our assets, and our directors and officers are outside the United States it may be difficult for investors to enforce within the United States any judgments obtained against us or any of our officers and directors.

Substantially all of our assets are located outside the United States, and we do not currently maintain a permanent place of business within the United States. We were incorporated in the State of Nevada and have an agent for service in Carson City, Nevada. Our agent for service will accept on our behalf the service of any legal process and any demand or notice authorized by law to be served upon a corporation. Our agent for service will not, however, accept service on behalf of any of our officers or directors. All our directors and officers are residents of the Philippines and neither of them have an agent for service in the United States. Therefore, it may be difficult for investors to enforce within the United States any judgments obtained against us or our officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof.

17

We must attract and maintain key personnel, or our business will fail.

Our Company’s success depends on the acquisition of key personnel who are specialist in their area of expertise. Unfortunately, our Company will have to compete with other companies both within and outside the agriproduct industry to recruit and retain competent employees. These companies may be better financed, have more exploration and development properties than our Company has. If our Company cannot maintain qualified employees to meet the needs of our anticipated growth, this could have a material adverse effect on our business and financial condition.

International operations in the Philippines are subject to inherent risks.

Political instability, uncertainty of the economic climate, currency fluctuations, exchange controls and taxation laws may be significant in our business dealing in the Philippines. Exchange rate changes between the Philippine currency and the U.S. Dollar may also adversely affect our successful operations.

We will not seek to protect our intellectual property rights in all jurisdictions throughout the world and we may not be able to adequately enforce our intellectual property rights even in the jurisdictions where we seek protection.

Filing, prosecuting, and defending patents on our product candidates in all countries and jurisdictions throughout the world would be prohibitively expensive, and our intellectual property rights in some countries outside the United States could be less extensive than those in the United States, assuming that rights are obtained in the United States. In addition, the laws of some foreign countries do not protect intellectual property rights to the same extent as federal and state laws in the United States. Consequently, we may not be able to prevent third parties from practicing our inventions in all countries outside the United States, or from selling or importing products made using our inventions in and into the United States or other jurisdictions.

The laws of some foreign countries do not protect intellectual property rights to the same extent as the laws of the United States. Patent protection must be sought on a country-by-country basis, which is an expensive and time-consuming process with uncertain outcomes. Accordingly, we may choose not to seek patent protection in certain countries, and we will not have the benefit of patent protection in such countries. In addition, the legal systems of some countries, particularly developing countries, do not favor the enforcement of patents and other intellectual property protection, especially those relating to “biotechnologies”, and the requirements for patentability differ, in varying degrees, from country to country, and the laws of some foreign countries do not protect intellectual property rights, including trade secrets, to the same extent as federal and state laws of the United States. As a result, many companies have encountered significant problems in protecting and defending intellectual property rights in certain foreign jurisdictions. Such issues may make it difficult for us to stop the infringement, misappropriation, or other violation of our intellectual property rights. For example, many foreign countries, including the EU countries, have compulsory licensing laws under which a patent owner must grant licenses to third parties. In addition, many countries limit the enforceability of patents against third parties, including government agencies or government contractors. In these countries, patents may provide limited or no benefit. In those countries, we may have limited remedies if patents are infringed or if we are compelled to grant a license to a third party, which could materially diminish the value of those patents. This could limit our potential revenue opportunities. Accordingly, our efforts to enforce intellectual property rights around the world may be inadequate to obtain a significant commercial advantage from the intellectual property that we own. Similarly, if our trade secrets are disclosed in a foreign jurisdiction, competitors worldwide could have access to our proprietary information, and we may be without satisfactory recourse. Such disclosure could have a material adverse effect on our business. Moreover, our ability to protect and enforce our intellectual property rights may be adversely affected by unforeseen changes in foreign intellectual property laws.

Furthermore, proceedings to enforce our intellectual property rights in foreign jurisdictions could result in substantial costs and divert our efforts and attention from other aspects of our business. Additionally, we may not prevail in any lawsuits that we initiate, and the damages or other remedies awarded to us, if any, may not be commercially meaningful, while the damages and other remedies we may be ordered to pay such third parties may be significant.

18

Third parties may assert rights to inventions we develop or otherwise regard as our own.

Third parties may in the future make claims challenging the inventorship or ownership of our intellectual property. Should we be adjudicated to have infringed on others intellectual property rights, and if we cannot successfully negotiate sufficient ownership and commercial rights to the inventions that result from our use of a third-party partner’s materials when required, or if disputes otherwise arise with respect to the intellectual property developed using a partner’s samples, we may be limited in our ability to capitalize on the full market potential of these inventions. Additionally, litigation may be necessary to resolve an ownership dispute, and if we are not successful, we may be precluded from using certain intellectual property and associated products and technology or may lose our rights in that intellectual property. Either outcome could have a material adverse effect on our business.

We may be unsuccessful in licensing or acquiring intellectual property from third parties that may be required to develop and commercialize our product candidates.

Because our programs may involve additional product candidates that may require the use of intellectual property or proprietary rights held by third parties, the growth of our business will likely depend in part on our ability to acquire, in-license or use these intellectual property and proprietary rights. We may be unable to acquire or in-license any third-party intellectual property or proprietary rights. Even if we can acquire or in-license such rights, we may be unable to do so on commercially reasonable terms. The licensing and acquisition of third-party intellectual property and proprietary rights is a competitive area, and a number of more established companies are also pursuing strategies to license or acquire third-party intellectual property and proprietary rights that we may consider attractive or necessary. These established companies may have a competitive advantage over us due to their size, capital resources and agricultural development and commercialization capabilities.

For example, we may endeavor to partner with academic institutions to accelerate our research or development under written agreements with these institutions. Typically, these institutions provide an option to negotiate a license to any of the institution’s rights in technology resulting from the strategic alliance. Regardless of such option, we may be unable to negotiate a license within the specified time frame or under terms that are acceptable to us, and the institution may license such intellectual property rights to third parties, potentially blocking our ability to pursue our development and commercialization plans.

In addition, companies that perceive us to be a competitor may be unwilling to assign or license intellectual property and proprietary rights to us. We also may be unable to license or acquire third party intellectual property and proprietary rights on terms that would allow us to make an appropriate return on our investment or at all. If we are unable to successfully acquire or in-license rights to required third party intellectual property and proprietary rights or maintain the existing intellectual property and proprietary rights we have, we may have to cease development of the relevant program, product, or product candidate, which could have a material adverse effect on our business.

Any partnerships that we may enter in the future may not be successful, which could adversely affect our ability to develop and commercialize our product candidates.

We may seek R&D partnerships or joint venture arrangements with third parties for the development or commercialization of our product candidates depending on the merits of retaining commercialization rights for ourselves as compared to entering partnerships or joint venture arrangements. We will face, to the extent that we decide to enter into partnerships or joint venture agreements, significant competition in seeking appropriate partners. Moreover, partnerships or joint venture arrangements are complex and time-consuming to negotiate, document, implement and maintain. We may not be successful in our efforts to establish and implement partnerships, joint ventures, or other alternative arrangements should we so chose to enter into such arrangements. The terms of any partnerships, joint ventures, or other arrangements that we may establish may not be favorable to us.

Any future partnerships or joint ventures that we enter into may not be successful. The success of our R&D partnerships or joint venture arrangements will depend heavily on the efforts and activities of our partners.

If our trademarks and trade names are not adequately protected, then we may not be able to build name recognition in our markets of interest and our business may be adversely affected.

19

Our trademarks or trade names may be challenged, infringed, circumvented, or declared generic or determined to be infringing on other marks. We may not be able to protect our rights to these trademarks and trade names or may be forced to stop using these names and trademarks, which we need for name recognition by potential partners or manufacturers or farmers in our markets of interest. If we are unable to establish name recognition based on our trademarks and trade names, we may not be able to compete effectively, and our business may be adversely affected.

Risks Related to Our Organization, Structure and Operation

We will need to develop and expand our company, and we may encounter difficulties in managing this development and expansion, which could disrupt our operations.

To manage our anticipated development and expansion, including the development and the commercialization of our product candidates, we must continue to implement and improve our managerial, operational, and financial systems, expand our facilities, and continue to recruit and train additional qualified personnel. Members of our management team may need to divert a disproportionate amount of their attention away from their day-to-day activities and devote a substantial amount of time to managing these development activities. Due to our limited resources, we may not be able to effectively manage the expansion of our operations or recruit and train additional qualified personnel. This may result in weaknesses in our infrastructure, give rise to operational mistakes, loss of business opportunities, loss of employees and reduced productivity among remaining employees. The physical expansion of our operations may lead to significant costs and may divert financial resources from other projects, such as the development of our product candidates. If our management is unable to effectively manage our expected development and expansion, our expenses may increase more than expected our ability to generate or increase our revenue could be reduced and we may not be able to implement our business strategy. Our future financial performance and our ability to commercialize our product candidates, if approved, and compete effectively will depend, in part, on our ability to effectively manage the future development and expansion of our company.

We depend on key management personnel and attracting and retaining other qualified personnel, and our business could be harmed if we lose key management personnel or cannot attract and retain other qualified personnel.

Our success depends to a significant degree upon the technical skills and continued service of Ramon Mabanta, our CEO. The loss Mr. Mabanta would have a material adverse effect on us. We do not maintain “key man” insurance policies. Our success also will depend upon our ability to attract and retain additional qualified management, regulatory, technical, and sales and marketing executives and personnel. The failure to attract, integrate, motivate, and retain additional skilled and qualified personnel could have a material adverse effect on our business. We compete for such personnel against numerous companies, including larger, more established companies with significantly greater financial resources than we possess. In addition, failure to succeed in our product candidates’ development may make it more challenging to recruit and retain qualified personnel. There can be no assurance that we will be successful in attracting or retaining such personnel and the failure to do so could have a material adverse effect on our business, financial condition, and results of operations.

We must maintain effective internal control over financial reporting, and if we are unable to do so, the accuracy and timeliness of our financial reporting may be adversely affected, which could have a material adverse effect on our business, investor confidence and market price.

We must maintain effective internal control over financial reporting to accurately and timely report our results of operations and financial condition. In addition, as a public company, the Sarbanes-Oxley Act requires, among other things, that we assess the effectiveness of our controls over financial reporting at the end of each fiscal year. The rules governing the standards that must be met for our management to assess our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act are complex and require significant documentation, testing and possible remediation. These stringent standards require that our audit and finance committee be advised and regularly updated on management’s assessment of internal control over financial reporting. In addition, our independent registered public accounting firm will be required to attest to the effectiveness of our internal controls over financial reporting beginning with our annual report following the date on which we are no longer an “emerging growth company.” If we fail to staff our accounting and finance function adequately or maintain internal control over financial reporting adequate to meet the requirements of the Sarbanes-Oxley Act, our business and reputation may be harmed.

20

Risks Related to the Ownership of Our Stock

The continued sale of our equity securities will dilute the ownership percentage of our existing stockholders and may decrease the market price for our common stock.

Given our lack of revenues and the doubtful prospect that we will earn significant revenues in the next several years, we will require additional financing for the next 12 months, which may require us to issue additional equity securities. We expect to continue our efforts to acquire financing to fund our planned development and expansion activities, which may result in dilution to our existing stockholders.

We do not intend to pay dividends and there will thus be fewer ways in which you are able to make a gain on your investment.

We have never paid dividends and do not intend to pay any dividends for the foreseeable future. To the extent that we may require additional funding currently not provided for in our financing plan, our funding sources may prohibit the declaration of dividends. Because we do not intend to pay dividends, any gain on your investment will need to result from an appreciation in the price of our common stock. There will therefore be fewer ways in which you are able to make a gain on your investment.

Because the SEC imposes additional sales practice requirements on brokers who deal in shares of penny stocks, some brokers may be unwilling to trade our securities. This means that you may have difficulty reselling your shares, which may cause the value of your investment to decline.

Our shares are classified as penny stocks and are covered by section 15(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) which imposes additional sales practice requirements on brokers-dealers who sell our securities. For sales of our securities, broker-dealers must make a special suitability determination and receive a written agreement prior from you to making a sale on your behalf. Because of the imposition of the foregoing additional sales practices, it is possible that broker-dealers will not want to make a market in our common stock. This could prevent you from reselling your shares and may cause the value of your investment to decline.

FINRA sales practice requirements may limit your ability to buy and sell our common stock, which could depress the price of our shares.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

Our compliance with the Sarbanes-Oxley Act and SEC rules concerning internal controls will be time-consuming, difficult, and costly.

It will be time-consuming, difficult, and costly for us to develop and implement the internal controls, processes and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional personnel to do so, and if we are unable to comply with the requirements of the legislation, we may not be able to obtain the independent accountant certifications that the Sarbanes-Oxley Act requires publicly traded companies to obtain.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

21

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile. We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three-year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million.

Because we have elected to use the extended transition period for complying with new or revised accounting standards for an “emerging growth company” our financial statements may not be comparable to companies that comply with public company effective dates.

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. This election allows us to delay the adoption of new or revised accounting standards. As a result of this election, our financial statements may not be comparable to public companies that comply with public company effective dates. Because our financial statements may not be comparable to companies that comply with public company effective dates, investors may have difficulty evaluating or comparing our business, performance, or prospects in comparison to other public companies, which may have a negative impact on the value and liquidity of our common stock.

22

ITEM 2. FINANCIAL INFORMATION

Management’s Discussion & Analysis of Financial Condition and Results of Operations

Forward-looking Statements

This Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) contains forward-looking statements that involve known and unknown risks, significant uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, or implied, by those forward-looking statements. You can identify forward-looking statements by the use of the words may, will, should, could, expects, plans, anticipates, believes, estimates, predicts, intends, potential, proposed, or continue or the negative of those terms. These statements are only predictions. In evaluating these statements, you should consider various factors which may cause our actual results to differ materially from any forward-looking statements. Although we believe that the exceptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Results of Operations for the Years Ended April 30, 2021, and 2020

The following summary of our results of operations should be read in conjunction with our audited financial statements for the years ended April 30, 2021, and 2020 which are included herein.

Our operating results for the years ended April 30, 2021, and 2020 are summarized as follows:

	Year Ended
	April 30,
	2021	2020
General and administrative	$1,625	$70
Professional fees	$46,000	$4,261
Interest expense	$4,685	$3,008
Net Loss	$52,310	$7,339

23

Operating Revenues

During the years ended April 30, 2021, and 2020, our company did not record any revenues.

Operating Expenses and Net Loss

Operating expenses for the year ended April 30, 2021, were $47,625 compared to $4,331 for the year ended April 30, 2020. The increase in operating expenses was primarily attributed to an increase of $41,739 in professional fees, in addition to an increase of $1,555 in office and general expenditures due to higher filing needs.

Other Income and Net Loss

Other income consisting of interest expense for the year ended on April 30, 2021, as $4,685 and $3,008 for the previous year ended on April 30, 2020. The interest expense is from an issuance of notes payable to support our ongoing operating activities.

Liquidity and Capital Resources

Working Capital

	At	At
	April 30	April 30,
	2021	2020
Current Assets	$-	$-
Current Liabilities	$264,888	$212,578
Working Capital (deficit)	$(264,888)	(212,578)

As of April 30, 2021, and 2020, we had no cash or assets.

As of April 30, 2021, we had total liabilities of $264,888 compared with $212,578 as of April 30, 2020. The increase in total liabilities was attributed to additional funding from related parties and the issuance of a $48,760 note payable to support our ongoing operating activities, with an additional $1,677 related interest expense, and $1,883 professional fees.

Cash Flows

	Year Ended	Year Ended
	April 30,	April 30,
	2021	2020
Cash used in Operating Activities	$(48,860)	$-
Cash used in Investing Activities	$-	$-
Cash provided by Financing Activities	$48,760	$-
Net Increase (Decrease) in Cash	$-	$-

Cashflow from Operating Activities

During the year ended April 30, 2021, we used $48,760 of cash for operating activities as compared to $0 during the year ended April 30, 2020.

24

Cashflow from Financing Activities

During the year ended April 30, 2021, the Company received $48,760 from financing activities as compared to $0 during the year ended April 30, 2020.

Going Concern

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has a working capital deficit of $264,888 and has an accumulated deficit of $340,888. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability to raise equity or debt financing, and the attainment of profitable operations from the Company’s future business. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Trends

We are in the pre-development stage, have not generated any revenue and have no prospects of generating any revenue in the foreseeable future. We are unaware of any known trends, events or uncertainties that have had, or are reasonably likely to have, a material impact on our business or income, in the long term of short term.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to our stockholders.

Inflation

The effect of inflation on our revenues and operating results has not been significant.

Critical Accounting Policies

Our financial statements are presented in United States dollars and are prepared using the accrual method of accounting which conforms to US GAAP.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods presented. We are required to make judgments and estimates about the effect of matters that are inherently uncertain. Although, we believe our judgments and estimates are appropriate, actual future results may be different; if different assumptions or conditions were to prevail, the results could be materially different from our reported results.

Income Taxes

The Company follows the liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

25

ITEM 3. PROPERTIES

We currently own no real property. We currently are provided office space by our CEO, located at 3E Amery St N., N. Fairview Subdivision, 1121 Quezon City, Philippines, Tel.: +63 28 4412 083. We believe this space will fit our current needs for the immediate future.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company’s common stock beneficially owned as of October 18, 2021, for (i) each shareholder the Company knows to be the beneficial owner of 5% or more of its outstanding common stock, (ii) each of the Company’s executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of the Company’s knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

As of October 18, 2021, there were 76,990,013 shares of the Company’s common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class%(3)
Ramon Mabanta(1) 3E Amery St N. N. Fairview Subdivision 1121 Quezon City Philippines	30,000,000	38.96%
Colbar Consultores SC(2) Campos Eliseos, No. 400 Interior 601, Polanco Cuidad De Mexico Mexico	30,000,000	38.96%
Directors and Executive Officers as a Group	60,000,000	77.92%

(1)

Ramon Mabanta is the Company’s current CEO and member of the Company’s Board of Directors; he received these shares a part of the Asset Purchase Agreement between the Company and himself. As of October 18, 2021, these shares remain issuable as they have yet to be issued, but we expect them to be issued in short order.

(2)	Colbar Consultores SC is controlled by Mr. Jesus Emmanuel Becerra Mendiola. Mr. Mendolia has the power to direct the affairs of Colbar Consultores SC as its sole-officer and director.

(3)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 18, 2021.

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of the Company.

26

Future sales by existing stockholders

Currently, Rule 144 of the Securities Act of 1933, as amended, (the “Act”) is unavailable for the resale of our shares of common stock because we are categorized as a “shell company” as that term is defined in Reg. 405 of the Act. A “shell company” is a corporation with no or nominal assets or its assets consist solely of cash, and no or nominal operations. One year from the date that we file this Form 8-K, Rule 144 will then be available for the resale of our restricted securities.

ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS

Identification of Executive Officers and Directors of the Company

Name and Address of Beneficial Owner Directors and Officers:	AGE	Class	Shares Held or Controlled1,	Percentage of Class(1)
Ramon Mabanta 3E Amery St N. N. Fairview Subdivision 1121 Quezon City Philippines	63	Common	30,000,000	38.96%
All executive officers and directors as a group			30,000,000	38.96%

(1)

The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The entities or persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

Term of Office

Each director of the Company serves for a term of one year and until his successor is elected and qualified at the next Annual Shareholders’ Meeting, or until his death, resignation, or removal. Each officer of the Company serves for a term of one year and until his successor is elected and qualified at a meeting of the Board of Directors.

Significant Employees

While the Company has engaged various consultants, other than management, we currently have no significant employees.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter, or control person of the Company has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

27

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

	ii.	Engaging in any type of business practice; or

	iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

	iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of the code of ethics is filed herewith as Exhibit 14.1.

28

Committees of the Board of Directors

The Company does not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee, or any other committees of our Board of Directors. The functions of those committees are undertaken by our Board of Directors

Audit Committee

The Company has not established a separately designated standing audit committee. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors. The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

ITEM 6. EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE(1)
Name and Principal Position	Fiscal Year	Salary ($)	All Other Compensation ($)(2)	Total ($)
Ramon Mabanta(3) Sole-Officer & Director	2021	NIL	NIL	NIL

Francisco Ariel Acosta(4) Former Sole-Officer & Director	2021	NIL	NIL	NIL
	2020	NIL	NIL	NIL
	2019	NIL	NIL	NIL

1.

We have omitted certain columns in the summary compensation table pursuant to Item 402(a)(5) of Regulation S-K as no compensation was awarded to, earned by, or paid to any of the executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

2.

The “All Other Compensation” column is used to disclose the aggregate amount of all compensation that the Company could not properly report in any other column of the Summary Compensation Table (with a limited exceptions).

3.	Mr. Ramon Mabanta was appointed as the sole-officer and director of the Company as of October 11, 2021.

4.	Mr. Francisco Ariel Acosta was appointed as the Company’s sole-officer and director on August 24, 2018, and he resigned from all positions held with the Company on October 11, 2021.

Option Grants

We have not granted any options or stock appreciation rights to our named executive officers or directors since inception. We do not have any stock option plans.

29

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the board of directors or a committee performing similar functions. The board of directors as a whole participates in the consideration of executive officer and director compensation.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

None of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past two fiscal years, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•	Disclosing such transactions in reports where required;
•	Disclosing in any and all filings with the SEC, where required;
•	Obtaining disinterested directors’ consent; and,
•	Obtaining shareholder consent where required.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of the Company’s Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee or any other individual having a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we have no independent directors.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

30

ITEM 8. LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against the Company, nor is the Company involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which directors, officers, or any affiliates, or any registered or beneficial shareholders, of the Company is an adverse party or has a material interest adverse to the interests of the Company.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market for Common Equity and Related Stockholder Matters

a)

Market Information. Our common stock commenced quotation on the OTC Markets under the trading symbol “CGSI” on September 29, 2021. The OTC Markets is generally considered to be a less active and efficient market than the NASDAQ Global Market, the NASDAQ Capital Market or any national exchange and will not provide investors with the liquidity that the NASDAQ Global Market, the NASDAQ Capital Market, or a national exchange would offer. Since being listed on the OTC Market in September 2021, our common stock has only had limited trading volume. We currently trade on the OTC Pink Market Place.

b)	Holders of Record. As of October 18, 2021, there were approximately 7 shareholders holders of record of the Company’s Common Stock.

c)

Dividends. We have never declared or paid any cash dividends on our common stock, nor do we intend to do so in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of our board of directors and will depend upon our financial condition, operating results, capital requirements, any applicable contractual restrictions, and such other factors as our board of directors deems relevant.

Section 15(g) of the Securities Exchange Act of 1934

Our shares are covered by Section 15(g) of the Securities Exchange Act of 1934, as amended that imposes additional sales practice requirements on broker/dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouses). For transactions covered by the Rule, the broker/dealer must make a special suitability determination for the purchase and have received the purchaser’s written agreement to the transaction prior to the sale. Consequently, the Rule may affect the ability of broker/dealers to sell our securities and also may affect your ability to sell your shares in the secondary market.

Section 15(g) also imposes additional sales practice requirements on broker/dealers who sell penny securities. These rules require a one-page summary of certain essential items. The items include the risk of investing in penny stocks in both public offerings and secondary marketing; terms important to in understanding of the function of the penny stock market, such as bid and offer quotes, a dealers spread and broker/dealer compensation; the broker/dealer compensation, the broker/dealers duties to its customers, including the disclosures required by any other penny stock disclosure rules; the customers rights and remedies in causes of fraud in penny stock transactions; and, the FINRA’s toll free telephone number and the central number of the North American Administrators Association, for information on the disciplinary history of broker/dealers and their associated persons.

Securities authorized for issuance under equity compensation plans

We have no equity compensation plans and accordingly we have no shares authorized for issuance under an equity compensation plan.

Re-Purchase of Equity Securities

None.

31

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

None, other than previously disclosed.

ITEM 11. DESCRIPTION OF THE REGISTRANT’S SECURITIES

Description of Securities

Our authorized capital stock consists of 300,000,000 shares of common stock, par value $0.001 per share, and 75,000,000 shares of Preferred Stock, which have been designated as fully set forth below.

Common Stock

Of the authorized common stock, 76,990,013 shares are outstanding as of immediately as of the date of this Report. The holders of our common stock are entitled to receive dividends from our funds legally available therefor only when, as and if declared by our Board, and are entitled to share ratably in all of our assets available for distribution to holders of our common stock upon the liquidation, dissolution or winding-up of our affairs. Holders of our common stock do not have any preemptive, subscription, redemption, or conversion rights. Holders of our common stock are entitled to one vote per share on all matters which they are entitled to vote upon at meetings of stockholders or upon actions taken by written consent pursuant to Nevada corporate law. The holders of our common stock do not have cumulative voting rights, which mean that the holders of a plurality of the outstanding shares can elect all of our directors. All of the shares of our common stock currently issued and outstanding are fully- paid and nonassessable. No dividends have been paid to holders of our common stock since our incorporation, and no cash dividends are anticipated to be declared or paid in the reasonably foreseeable future.

Preferred Stock

Certificate of Designation of Series A, B & C Preferred Stock

On September 13, 2021, the Company filed a Certificate of Designation (the “COD”) designating Series A, B & C Preferred Stock (the “Preferred Stock”) with the Secretary of State of the State of Nevada.

Series A Preferred Stock

Pursuant to the COD, 10,000,000 shares of our blank check preferred stock were designated as Series A Preferred Stock (the “Series A Preferred Stock”). The Series A Preferred Stock have the following rights, preferences, powers, privileges and restrictions, qualifications, and limitations:

Currently Issued: None.

Ranking; Liquidation Preference. The Series A Preferred Stock: (i) ranks senior to the Company’s common stock; and, (ii) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of any junior ranking stock by reason of their ownership of such stock an amount per share for each share of Series A Preferred Stock held by them equal to the sum of the liquidation preference.

Conversion. The Series A Preferred Stock is not convertible into shares of the Company’s common stock.

Voting. The holders of shares of Series A Preferred Stock shall vote on an “as converted” unless and until such shares are converted into shares of common stock, par value $.001 per share, of the Company. The holder of each share of Series A Preferred Stock shall have such number of votes as is determined by multiplying the number of shares of Series A Preferred Stock held by such holder by 100.

Series A Preferred Stock Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series A Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company’s Board of Directors or indirectly initiated by the Company’s Board of Directors through judicial action or process, including any action by the shareholders of the Company’s Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of the majority of the Series A holders: (a) issue additional amounts or classes of senior securities, (b) modify the terms of the Series A Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series A Preferred Stock are in arrears or (e) take any other action which, under the laws of Nevada or any other applicable law requires the prior approval (by vote or written consent) of the Series A Preferred Stock voting as a separate class.

32

Series B Preferred Stock

Pursuant to the COD, 10,000,000 shares of our blank check preferred stock were designated as Series B Preferred Stock (the “Series B Preferred Stock”). The Series B Preferred Stock have the following rights, preferences, powers, privileges and restrictions, qualifications, and limitations:

Currently Issued: 6,029,696

Ranking; Liquidation Preference. With respect to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, all Shares of the Series B Preferred Stock shall rank senior to all Common Stock and pari passu to the Series A Preferred Stock and in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof.

Conversion. Each share of Series B Preferred Stock shall convert into shares of the Company’s common stock at a ratio of 1:5, meaning every (1) one Series B Preferred Stock shall convert into 5 shares of the Company’s common stock. Holders of Series B Preferred Stock shall have the right to convert any or all their shares of the Series B Preferred Shares into common stock at any time. The conversion of the Series B Preferred Stock is subject to certain adjustments and terms and conditions as fully set forth in the COD.

Voting. The Series B Preferred Shares shall be Non-Voting.

Redemption. The Series B Preferred Stock is Non-Redeemable and Non-Callable.

Series B Preferred Stock Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series B Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company’s Board of Directors or indirectly initiated by the Company’s Board of Directors through judicial action or process, including any action by the shareholders of the Company’s Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of the majority of the Series B holders: (a) issue additional amounts or classes of senior securities, (b) modify the terms of the Series B Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series B Preferred Stock are in arrears or (e) take any other action which, under the laws of Nevada or any other applicable law requires the prior approval (by vote or written consent) of the Series B Preferred Stock voting as a separate class.

Series C Preferred Stock

Pursuant to the COD, 10,000,000 shares of our blank check preferred stock were designated as Series C Preferred Stock (the “Series C Preferred Stock”). The Series C Preferred Stock have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

Currently Issued: None.

33

Ranking; Liquidation Preference. With respect to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, all Shares of the Series C Preferred Stock shall rank senior to all Common Stock and pari passu to the Series A Preferred Stock and in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof.

Conversion. Each share of Series C Preferred Stock shall convert into shares of the Company’s common stock at a ratio of 1:5, meaning every (1) one Series C Preferred Stock shall convert into 5 shares of the Company’s common stock. Holders of Series C Preferred Stock shall have the right to convert any or all their shares of the Series C Preferred Shares into common stock at any time. The conversion of the Series C Preferred Stock is subject to certain adjustments and terms and conditions as fully set forth in the COD.

Voting. The Series C Preferred Shares shall be Non-Voting.

Redemption. The Series C Preferred Stock is Non-Redeemable and Non-Callable.

Series C Preferred Stock Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series C Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company’s Board of Directors or indirectly initiated by the Company’s Board of Directors through judicial action or process, including any action by the shareholders of the Company’s Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of the majority of the Series C holders: (a) issue additional amounts or classes of senior securities, (b) modify the terms of the Series C Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series C Preferred Stock are in arrears or (e) take any other action which, under the laws of Nevada or any other applicable law requires the prior approval (by vote or written consent) of the Series C Preferred Stock voting as a separate class.

Stock Transfer agent

The stock transfer agent for our securities is Olde Monmouth Stock Transfer Co. Inc., 200 Memorial Pkwy, Atlantic Highlands, NJ 07716.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud, or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

34

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of our company will be personally liable to our company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the unlawful payment of dividends. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling our company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee, or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we may have in our Company’s contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 13.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 15.

END OF FORM 10 DISCLOSURE

35

ITEM 8.01 OTHER INFORMATION

None.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a), (i) CGS International Inc.’s audited and unaudited financial statements are filed with this Current Report on Form 8-K as Exhibit 99.1. Including the following:

*	Our Form 10-Q for the period ended July 31, 2021, as filed with the SEC on September 13, 2021, is filed as exhibit 99.1 by reference.

*	Our Form 10-K for the period ended April 30, 2021, as filed with the SEC on August 18, 2021, is filed as exhibit 99.2 by reference.

*	Our Form 10-Q for the period ended January 31, 2021, as filed with the SEC on August 3, 2021, is filed as exhibit 99.3 by reference.

*	Form 10-Q for the period ended October 31, 2020, as filed with the SEC on August 3, 2021, is filed as exhibit 99.4 by reference.

(b) Pro forma financial information. None.

(c) Shell Company Transactions. Please see items attached to Items 9.01(a) and 9.01(b) above.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
3.1(a)	Articles of Incorporation (incorporated by reference from our Registration Statement on Form S-1 filed on July 06, 2012)
3.1(b)	Amendment to Articles of Incorporation (incorporated by reference from our Current Report on Form 8-K filed on November 11, 2013)
3.1(c)	Amendment to Articles of Incorporation (incorporated by reference from our Current Report on Form 8-K filed on June 30, 2021)
3.1(d)	Amendment to Articles of Incorporation (incorporated by reference from our Current Report on Form 8-K filed on September 13, 2021)
3.2	Bylaws (incorporated by reference from our Registration Statement on Form S-1 filed on July 06, 2012)
10.1	Asset Purchase Agreement by and between the Company and Ramon Mabanta (incorporated by reference from our Current Report on Form 8-K filed on September 29, 2021)
10.2	Bill of Sale and Assignment Agreement by and between the Company and Ramon Mabanta (incorporated by reference from our Current Report on Form 8-K filed on October 12, 2021)
99.1	Form 10-Q for the period ended July 31, 2021, as filed with the SEC on September 13, 2021(1)
99.2	Form 10-K for the period ended April 30, 2021, as filed with the SEC on August 18, 2021(1)
99.3	Form 10-Q for the period ended January 31, 2021, as filed with the SEC on August 3, 2021(1)
99.4	Form 10-Q for the period ended October 31, 2020, as filed with the SEC on August 3, 2021(1)

(1)	Incorporated by Reference.

36

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CGS International, Inc.

Dated: October 20, 2021		/s/ Ramon Mabanta
	By:	Ramon Mabanta
	Its:	Chief Executive Officer

37